Exhibit 10.82

                         MADATORY DISTRIBUTION AMENDMENT
                          (Code Section 401(a)(31)(B))

                                     TO THE

                  PROTOTYPE DEFINED CONTRIBUTION PLAN AND TRUST

                                  SPONSORED BY

                                  SUNTRUST BANK

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                        MANDATORY DISTRIBUTION AMENDMENT
                          (Code Section 401(a)(31)(B))

                                    ARTICLE I
                            APPLICATION OF AMENDMENT

1.1 Effective Date. Unless a later effective date is specified in Article III of this Amendment, the provisions of the Amendment will apply with respect to distributions made on or after March 28, 2005.

1.2 Precedence. The requirements of this Amendment will take precedence over any Inconsistent provisions of the Plan.

1.3 Adoption by prototype sponsor. Except as otherwise provided herein pursuant to Authority granted by section 5.01 of Revenue Procedure 2000-20, the sponsoring Organization hereby adopts this amendment on behalf of all adopting employers.

                                   ARTICLE II
                   DEFAULT PROVISION: LOWER MANDATORY CASH-OUT
                               THRESHOLD TO $1,000

Unless the Employer otherwise elects in Article III of this Amendment, the provisions of the Plan For the mandatory distribution of amounts not exceeding $5,000, are amended as follows:

The dollar threshold in such provisions(i.e., $5,000) is reduced to $1,000 and the value of the Participant's interest in the Plan for such purpose shall include any rollover contributions (and Earnings thereon) within the meaning of Code Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16).

                                   ARTICLE III
                          ADOPTION AGREEMENT ELECTIONS

3.1   |X|   Effective Date of Plan Amendment.

            This Amendment applies with respect to distributions made on or after 3/28/2005 (may be a date later than March 28, 2005, only if the terms of the Plan already comply with Code Sections 402(c), 403
            (a)(31)(B)).

3.2   |_|   Election to apply automatic IRA rollover rules.

            IRA rollover of amounts over $1,000. Unless otherwise elected in
                  Article II of this Amendment, the provisions of the Plan concerning mandatory Distributions of amounts under $5,000 are amended as follows:

                  In the event of a mandatory distribution greater than $1,000 in accordance with the provisions of the Plan providing for an automatic Distribution to a Participant without the Participant's consent, if the

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                  Participant does not elect to have such distribution paid
                  directly to an "eligible retirement plan" specified by the Participant in a direct rollover (in accordance with the direct rollover provisions of the Plan) or to Receive the distribution directly, then the Administrator shall pay the Distribution in a direct rollover to an individual retirement plan Designated by the Administrator.

3.3   |_|   Election to modify mandatory distribution threshold.

            In lieu of the default provision in Article II of this Amendment ( which reduces the mandatory distribution threshold to $1,000), the provisions of the Plan that provide for the involuntary distribution of vested accrued benefits of $5,000 or less, are modified as follows:

                  No mandatory distributions. Participant consent to the distribution shall now be required before the distribution may be made.

Except with respect to any election made by the Employer in Article III, this Amendment is hereby adopted by the protype sponsoring organization on behalf of all adopting employers on March 3, 2005.

Sponsor Name: SunTrust Bank


By:__________________________________
   Brent D. Breedon, Vice President

NOTE: The Employer only needs to execute this Amendment if the Employer has made an election in Article III herein.

This amendment is executed as follows:

Name of Plan:________________________________

Name of Employer:

By:_____________________ Date:3/23/05
       EMPLOYER